UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                    SCHEDULE 14C INFORMATION

                      Information Statement
                    pursuant to Section 14(c)
             of the Securities Exchange Act of 1934

Filed by the registrant|X|

Filed by a party other than the registrant|_|

Check the appropriate box:

|X|  Preliminary information statement
|_| Confidential, for use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
|_|  Definitive information statement

                 CYBER GROUP NETWORK CORPORATION
         ----------------------------------------------
        (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-
6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

|_|  Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:
                 CYBER GROUP NETWORK CORPORATION
                720 E. Carnegie Drive, Suite 200
                    San Bernardino, CA 92408
                          909-890-9769

            NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                 Cyber Group Network Corporation

                  Dated as of January 31, 2001


To the Stockholders of Cyber Group Network Corporation:

Pursuant to the provisions of the Nevada Revised Statutes, as amended, the undersigned, being the Secretary of Cyber Group Network Corporation (hereinafter referred to as, "Cyber" or "Company") provides that notice is hereby given that a special meeting (the "Meeting") of the stockholders of Company, a Nevada, will be held at 720 E. Carnegie Drive, Suite 200, San Bernardino, CA 92408, on February 9, 2001, at 8:00 a.m., Pacific Daylight Time ("PDT").

The purpose of this meeting is to consider, discuss, vote and act upon the following:

1. effecting a 1-for-25 (1:25) reverse stock split in the outstanding shares of Cyber common stock, par value $0.001 per share.

Certain officers, directors and affiliates of the Company own in excess of 50% of the Voting Shares of the Company and have advised the Company that they intend to vote in favor of the Proposals. Consequently, the Proposals will be approved at the Meeting.

The Board of Directors of the Company believes that the Proposal is in the best interest of Cyber stockholders and recommends its adoption.

If there are any questions or further information is required with respect to the proposals, please contact Nisha Kapoor at 720
E. Carnegie Drive, Suite 200, San Bernardino, CA 92408, 909-890-
9769.

By order of the Board of Directors,


                                              /s/ Leah Cunningham
                                        -------------------------

                                                  LEAH CUNNINGHAM
                                                        Secretary
                                                 January 31, 2001









                      INFORMATION STATEMENT

                 SPECIAL MEETING OF STOCKHOLDERS
                   To be held February 9, 2001

Cyber Group Network Corporation
720 E. Carnegie Drive
Suite 200,
San Bernardino, CA 92408

                                                 January 30, 2001

GENERAL INFORMATION

This Information Statement is furnished in connection with a Special Meeting of Stockholders called by the Board of Directors (the "Board") of Cyber Group Network Corporation ("Cyber"), to be held at 720 E. Carnegie Drive, Suite 200, San Bernardino, CA 92408, on February 9, 2001, at 8:00 a.m., Pacific Daylight Time, and any and all postponements, continuations or adjournments thereof (collectively the "Meeting"). This Information Statement and the accompanying Notice of Special Meeting will be first mailed or given to Cyber's stockholders on or about February 9, 2001.

All shares of Cyber's common stock, par value $0.001 per share
(the "Common Stock"), represented in person will be eligible to be voted at the Meeting.

                  WE ARE NOT ASKING FOR A PROXY
          AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ITEM 1.  DATE, TIME AND PLACE INFORMATION

The enclosed information statement is provided by the Board of Cyber for use at the Special Meeting of Stockholders to be held at 720 E. Carnegie Drive, Suite 200, San Bernardino, CA 92408 at
8:00 a.m., on February 9, 2001, and at any adjournment or adjournments thereof.




                            PROPOSAL

             AMENDMENT TO ARTICLES OF INCORPORATION

The Board of Directors has unanimously approved, and recommends for stockholder approval, the restatement and amendment of the Company's Articles of Incorporation as follows:

1. effecting a 1-for-25 (1:25) reverse stock split in the outstanding shares of Cyber Common Stock.

The restatement and amendment is required to effect the Transaction.

ITEM 2.  REVOCABILITY OF PROXY

Not Applicable.

ITEM 3.  DISSENTERS' RIGHT OF APPRAISAL

Not Applicable.

ITEM 4.  PERSONS MAKING THE SOLICITATION

The enclosed information statement is distributed by the Board of Directors (the "Board of Directors") of Cyber. The cost of distribution will be borne by the Company. In addition to the distribution by mail, officers and employees of the Company may distribute in person. The Company may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending the information statement to the beneficial owners.

ITEM 5.  INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Not Applicable.

ITEM 6.  VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Stockholders of record at the close of business on January 31, 2001 (the "Record Date") will be entitled to vote at the meeting or any adjournment or adjournments thereof. On that date the Company had outstanding 41,270,240 shares of Common Stock entitled to one (1) vote per share (the "Voting Shares"). The affirmative vote of the holders of a majority of the Company's Voting Shares is required to approve the Proposal.

The presence of the holders of a majority of the issued and outstanding Voting Shares voting as a single class, entitled to vote at the Meeting is necessary to constitute a quorum for the transaction of business at the Meeting.

The following table sets forth certain information regarding beneficial ownership of Common Stock as of January 31, 2001 by
(i) each person known by the Company to own beneficially more than 5% of the outstanding Common Stock, (ii) each director, and
(iii) all executive officers and directors as a group.

Each person has sole voting and sole investment or dispositive power with respect to the shares shown except as noted.

                                                     Percent of
                                       Number of       Shares
         Name and Address               Shares      Outstanding
                                         Owned

Thomas Hobson, Director
1465 Ukiah Way, Upland CA 91786           284,942            .6%

Leah M. Cunningham, Secretary,
Director
22763 Aqueduct Way,
Moreno Valley, CA 92553                   175,000            .4%

Nisha Kapoor, President
910 W. Phillips St,
Ontario CA 91762                           75,000            .2%

Anthony Miller, Director
673 E. Cooley Dr. # 121
Colton, CA 92324                          260,017            .6%



                                                     Percent of
                                       Number of       Shares
         Name and Address               Shares      Outstanding
                                         Owned

GMG Investment Group
897 Via Lata Dr. Suite M,
Colton, CA 92324                        3,900,000           9.0%

All directors and executive
officers
as a group (4 persons)                    794,959           1.8%


ITEM 7.  DIRECTORS AND EXECUTIVE OFFICERS

Not applicable.

ITEM 8.  COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Not applicable.

ITEM 9.  INDEPENDENT PUBLIC ACCOUNTANTS

Not applicable.

ITEM 10.  COMPENSATION PLANS

Not applicable.

ITEM 11. AUTHORIZATION OR ISSUANCE OF SECURITIES OTHERWISE THAN
FOR EXCHANGE

Not applicable.

ITEM 12.  MODIFICATION OR EXCHANGE OF SECURITIES

No action is to be taken by Cyber with respect to the modification of any class of securities of the Company, or the issuance or authorization for issuance of securities of the Company in exchange for outstanding securities of the Company.

ITEM 13.  FINANCIAL AND OTHER INFORMATION

Not applicable.

ITEM 22. INFORMATION REQUIRED IN INVESTMENT COMPANY PROXY
STATEMENT

Not applicable.



        THIS INFORMATION STATEMENT IS PROVIDED TO YOU FOR
        INFORMATION
        PURPOSES ONLY. NO ACTION ON YOUR PART IS SOUGHT OR
        REQUIRED.